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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                       ----------------------------------


         Date of Report (Date of earliest event reported): JULY 1, 2000
                                                           ------------



                              ANDOVER BANCORP, INC.
               (Exact name of Registrant as specified in charter)



         DELAWARE                                    000-16358                              04-2952665
------------------------                   -------------------------------          -----------------------------
(State or other jurisdiction                  (Commission file number)                    (IRS employer
     of incorporation)                                                                 identification no.)



                  61 MAIN STREET, ANDOVER, MASSACHUSETTS 01810
              ----------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (978) 749-2000
               ---------------------------------------------------
              (Registrant's telephone number, including area code)


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Item 5 - Other Events
---------------------

     On July 1, 2000, Andover Bancorp, Inc. ("Andover"), a Delaware corporation, the holding company parent of Andover Bank, a Massachusetts-chartered savings bank, completed its acquisition of GBT Bancorp ("GBT"), a Massachusetts corporation. GBT is the parent of Gloucester Bank and Trust Company, a Massachusetts-chartered trust company.

     For each outstanding share of GBT common stock, GBT shareholders may receive shares of Andover Common Stock, cash or a combination thereof to the extent available.






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Item 7 - Financial Statements, Pro Forma Financial Information and Exhibits
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99.1    Text of Press Release issued by Andover Bancorp, Inc. on July 3, 2000.




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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Company has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                  ANDOVER BANCORP, INC.



Dated: July 10, 2000              By: /s/ Joseph F. Casey
                                      -------------------------------
                                  Name: Joseph F. Casey
                                  Title:   Chief Financial Officer and Treasurer


                                  By: /s/ Gerald T. Mulligan
                                      -------------------------------
                                      Name: Gerald T. Mulligan
                                      Title: President and
                                             Chief Executive Officer


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                                 EXHIBIT INDEX


EXHIBIT NO.                       DESCRIPTION
-----------                       -----------

99.1      Text of Press Release issued by Andover Bancorp, Inc. on July 3, 2000.







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